AXP(R) Partners
                                                                      Value Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
 Funds

(icon of) magnifying glass

AXP Partners Value Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

Portfolio Managers' Q & A                           4

Fund Facts                                          6

The 10 Largest Holdings                             7

Making the Most of the Fund                         8

The Fund's Long-term Performance                    9

Board Members and Officers                         11

Independent Auditors' Report                       14

Financial Statements                               15

Notes to Financial Statements                      18

Investments in Securities                          25

Federal Income Tax Information                     28

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2 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

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3 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Portfolio Managers' Q & A

Q: How did AXP Partners Value Fund perform for the period ended May 31, 2002?

A: The Fund's initial year of operation occurred during a challenging investment environment, as equity market volatility created a difficult scenario for large-cap stock investors. However, we are reasonably satisfied with the Fund's relative performance compared to its benchmarks during this volatile period. From June 18, 2001 (the date shares became publicly available) through May 31, 2002, the Fund returned -5.09% (Class A shares, not including sales charges). By comparison, the Standard & Poor's 500 Index and the Russell 1000(R) Value Index returned -11.72% and -3.41%, respectively, over the period from July 1, 2001 through May 31, 2002. Another comparative index, the Lipper Large-Cap Value Funds Index, declined -7.28% over the same timeframe.

Comments from Robert Morris, Eli Salzmann and Sholom Dinsky of Lord Abbett & Co.

Q: What factors affected the Fund's performance during the period?

A: Contractions in both corporate profits and revenue growth resulted in a market decline over the past year. This appeared to be a necessary adjustment to prior excess supply/demand imbalances in many sectors of the economy, which ultimately impacted the underlying businesses of a number of companies. During the summer months of 2001, it seemed the economy was showing some evidence of modest improvement. However, the events surrounding September 11 clearly delayed an economic recovery. Consumer confidence was negatively affected by the terrorist attacks and remained low through the fourth quarter of 2001. As we entered 2002, consumer confidence levels were still volatile, but the economy began to strengthen as strong automotive and housing markets, fueled by low interest rates, and consumers, resilient in the wake of September 11, were the impetus for growth. Despite continued market volatility in 2002, value stocks have performed well as the economy recovers from a recession.

The portfolio's consumer discretionary holdings were the largest contributing sector to performance since the Fund's inception. Retail stocks in particular have benefited from increased sales and reduced inventories over recent months. Industrial holdings have also added significant relative value over the past 12 months. The Fund has lost ground from select holdings in the telecommunications services, health care and financial services sectors.

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4 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Q: What changes did you make to the Fund's portfolio?

A: From the inception of the Fund in June 2001 through December, we emphasized economically sensitive stocks. In late 2001, we added opportunistically to the consumer discretionary and technology sectors, in anticipation of an economic recovery. In the first quarter of 2002, we maintained the portfolio's exposure to cyclicals, and added stocks of select financial companies based on fundamental improvement in their businesses. We simultaneously lowered our weighting in the materials sector and raised the portfolio's position in energy stocks. As the Fund's fiscal year came to a close, we pared back our overweight position in the consumer discretionary sector slightly as we took profits in a few holdings that have generated strong returns. We have added select consumer staples holdings over the past few months as we have identified strong opportunities and more defensive characteristics in this sector.

Q: What is your outlook for the year ahead?

A: The equity market currently seems to be under pressure based on several negative factors, including: U.S. dollar weakness, continued terrorist threats, escalating international conflicts, corporate financial manipulation and increasing professional management distrust. For these reasons and others, investors are generally fearful and are placing a higher risk premium on equities. In so doing, however, they are ignoring a number of positive factors that we believe will support the market over the next year. These include improvement in the economy and consumer confidence along with sustained low inflation levels. We believe corporate profits will respond to the improving economic factors during the summer of 2002, through the remainder of 2002 and into 2003, and stock prices should benefit as a result.

Q: How are you positioning the Fund in light of your outlook?

A: We consider current equity valuations to be generally reasonable. Careful company-by-company research, however, will be necessary to identify and capture value through improving fundamentals. Our thoughts most likely run contrary to the general market of investors who may see valuations as extended. Our expected return models and other analytical tools indicate that there is reasonable expectation for corporate profits to increase at a rate of 10-15% over the next year. We would expect that equity market prices would improve at a similar rate. Therefore, in using a careful stock selection process, we are maintaining a portfolio that is actively invested based on our expectation of an improved market environment.

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5 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Fund Facts

Class A -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.56
June 18, 2001*                                                    $4.81
Decrease                                                          $0.25

Distributions -- June 18, 2001* - May 31, 2002
Tax return of capital                                             $0.01
From long-term capital gains                                      $  --
Total distributions                                               $0.01
Total return**                                                   -5.09%***

Class B -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.54
June 18, 2001*                                                    $4.81
Decrease                                                          $0.27

Distributions -- June 18, 2001* - May 31, 2002
Tax return of capital                                             $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -5.61%***

Class C -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.55
June 18, 2001*                                                    $4.81
Decrease                                                          $0.26

Distributions -- June 18, 2001* - May 31, 2002
Tax return of capital                                             $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -5.39%***

Class Y -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $4.57
June 18, 2001*                                                    $4.81
Decrease                                                          $0.24

Distributions -- June 18, 2001* - May 31, 2002
Tax return of capital                                             $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -4.89%***

  * When shares became publicly available.
 ** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
*** The total return is not annualized.

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6 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                   Percent                      Value
                               (of net assets)          (as of May 31, 2002)
Exxon Mobil                         5.0%                     $13,136,970
Target                              2.6                        6,723,190
American Intl Group                 2.4                        6,365,365
Wells Fargo                         2.4                        6,308,960
PepsiCo                             2.4                        6,263,590
Apple Computer                      2.4                        6,228,090
Deere & Co                          2.2                        5,715,200
Wachovia                            2.0                        5,352,615
Verizon Communications              2.0                        5,099,800
United Parcel Service Cl B          1.8                        4,818,324

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 25.2% of net assets

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7 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o   your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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8 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                Value of your $10,000 in AXP Partners Value Fund
(line chart)

$20,000

                                                                          $8,946
                     Russell 1000(R) Value Index         AXP Partners Value Fund
                                                                         Class A
  $9,425
                                  Lipper Large-Cap Value Funds Index
             S&P 500 Index

7/1/01  7/01   8/01   9/01  10/01  11/01  12/01  1/02  2/02   3/02   4/02   5/02

Average Annual Total Returns (as of May 31, 2002)
                                                         Since inception*
Class A                                                       -10.54%
Class B                                                        -9.39%
Class C                                                        -6.33%
Class Y                                                        -4.89%

* Inception date was June 18, 2001. The total return shown is not annualized.

Assumes: Holding period from 7/01/01 to 5/31/02. Returns do not reflect taxes payable by a shareholder on distributions or redemptions. Reinvestment of all income and capital gain distributions for the Fund has a value of $11.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, Standard & Poor's 500 Index (S&P 500 Index), Lipper Large-Cap Value Funds Index and Russell 1000(R) Value Index. In comparing AXP Partners Value Fund (Class A) to these indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75% while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

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9 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forecasted growth values.

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10 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute for                                                                 Association Inc.
Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
Texaco, Inc.                                                          formerly with Texaco        Inc. (office equipment),
2000 Westchester Avenue                                               Inc., treasurer,            Reynolds & Reynolds
White Plains, NY 10650                                                1999-2001 and general       Company (information
Born in 1944                                                          manager, alliance           services), TECO Energy,
                                                                      management operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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11 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        President and professor
Carleton College                                                      of economics, Carleton
One North College Street                                              College
Northfield, MN 55057
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant
720 Fifth Avenue                                                      Management, Inc.
New York, NY 10019                                                    (management of private
Born 1949                                                             equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages worker's
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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12 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paul D. Pearson                        Acting treasurer since 2002    Vice president - managed
222 AXP Financial Center                                              assets/investment
Minneapolis, MN 55474                                                 accounting, AEFC, 1998 to
Born in 1956                                                          present; vice
                                                                      president-mutual fund
                                                                      administrative services,
                                                                      Piper Capital Management,
                                                                      1994-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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13 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PARTNERS SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2002, the related statements of operations, changes in net assets and the financial highlights for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Partners Value Fund as of May 31, 2002, the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

July 5, 2002

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14 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Value Fund

May 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $250,718,180)                                                                      $250,234,071
Cash in bank on demand deposit                                                                           18,243,538
Capital shares receivable                                                                                   375,784
Dividends and accrued interest receivable                                                                   415,558
Receivable for investment securities sold                                                                   328,841
                                                                                                            -------
Total assets                                                                                            269,597,792
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                           40
Payable for investment securities purchased                                                               8,023,761
Accrued investment management services fee                                                                    5,189
Accrued distribution fee                                                                                      3,997
Accrued transfer agency fee                                                                                   1,562
Accrued administrative services fee                                                                             427
Other accrued expenses                                                                                      134,072
                                                                                                            -------
Total liabilities                                                                                         8,169,048
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $261,428,744
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                                  $ 574,035
Additional paid-in capital                                                                              264,962,168
Undistributed net investment income                                                                           8,586
Accumulated net realized gain (loss) (Note 6)                                                            (3,631,936)
Unrealized appreciation (depreciation) on investments                                                      (484,109)
                                                                                                           --------
Total -- representing net assets applicable to outstanding capital stock                               $261,428,744
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $152,373,959
                                                            Class B                                    $102,193,064
                                                            Class C                                    $  6,849,258
                                                            Class Y                                    $     12,463
Net asset value per share of outstanding capital stock:     Class A shares         33,389,353          $       4.56
                                                            Class B shares         22,506,943          $       4.54
                                                            Class C shares          1,504,520          $       4.55
                                                            Class Y shares              2,728          $       4.57
                                                                                        -----          ------------

See accompanying notes to financial statements.

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15 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Statement of operations
AXP Partners Value Fund

For the period from June 18, 2001* to May 31, 2002
Investment income
Income:
Dividends                                                                                               $ 1,571,805
Interest                                                                                                    161,463
   Less foreign taxes withheld                                                                               (4,437)
                                                                                                             ------
Total income                                                                                              1,728,831
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          778,039
Distribution fee
   Class A                                                                                                  158,667
   Class B                                                                                                  396,013
   Class C                                                                                                   22,640
Transfer agency fee                                                                                         205,194
Incremental transfer agency fee
   Class A                                                                                                   13,358
   Class B                                                                                                   15,038
   Class C                                                                                                      854
Service fee -- Class Y                                                                                           10
Administrative services fees and expenses                                                                    63,396
Compensation of board members                                                                                 3,783
Custodian fees                                                                                              153,315
Printing and postage                                                                                         53,515
Registration fees                                                                                           199,285
Audit fees                                                                                                   14,500
Other                                                                                                         6,113
                                                                                                              -----
Total expenses                                                                                            2,083,720
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (348,281)
                                                                                                           --------
                                                                                                          1,735,439
   Earnings credits on cash balances (Note 2)                                                                  (730)
                                                                                                               ----
Total net expenses                                                                                        1,734,709
                                                                                                          ---------
Investment income (loss) -- net                                                                              (5,878)
                                                                                                             ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               (3,661,294)
Net change in unrealized appreciation (depreciation) on investments                                        (409,193)
                                                                                                           --------
Net gain (loss) on investments                                                                           (4,070,487)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $(4,076,365)
                                                                                                        ===========

* When shares became publicly available.

See accompanying notes to financial statements.

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16 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Statement of changes in net assets
AXP Partners Value Fund

For the period from June 18, 2001* to May 31, 2002
Operations and distributions
Investment income (loss) -- net                                                                        $     (5,878)
Net realized gain (loss) on security transactions (Note 3)                                               (3,661,294)
Net change in unrealized appreciation (depreciation) on investments                                        (409,193)
                                                                                                           --------
Net increase (decrease) in net assets resulting from operations                                          (4,076,365)
                                                                                                         ----------
Distributions to shareholders from:
   Tax return of capital
     Class A                                                                                                (83,727)
     Class C                                                                                                   (379)
     Class Y                                                                                                    (10)
                                                                                                                ---
Total distributions                                                                                         (84,116)
                                                                                                            -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                              160,788,732
   Class B shares                                                                                       108,332,352
   Class C shares                                                                                         7,070,057
   Class Y shares                                                                                             3,500
Reinvestment of distributions at net asset value
   Class A shares                                                                                            80,319
   Class C shares                                                                                               313
   Class Y shares                                                                                                 1
Payments for redemptions
   Class A shares                                                                                        (8,172,445)
   Class B shares (Note 2)                                                                               (4,359,024)
   Class C shares (Note 2)                                                                                  (79,851)
                                                                                                            -------
Increase (decrease) in net assets from capital share transactions                                       263,663,954
                                                                                                        -----------
Total increase (decrease) in net assets                                                                 259,503,473
Net assets at beginning of period                                                                         1,925,271**
                                                                                                          ---------
Net assets at end of period (Note 1)                                                                   $261,428,744
                                                                                                       ============
Undistributed net investment income                                                                    $      8,586
                                                                                                       ------------

  * When shares became publicly available.
 ** Initial capital of $2,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $74,729 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Partners Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities considered undervalued. On June 7, 2001, American Express Financial Corporation
(AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o   Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
19 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $14,277 and accumulated net realized loss has been decreased by $29,358 resulting in a net reclassification adjustment to decrease paid-in capital by $43,635.

The tax character of distributions paid for the period indicated is as follows:

For the period from June 18, 2001* to May 31, 2002

Class A
Distributions paid from:
     Tax return of capital                                          $83,727
     Long-term capital gain                                              --

Class B
Distributions paid from:
     Tax return of capital                                               --
     Long-term capital gain                                              --

Class C
Distributions paid from:
     Tax return of capital                                              379
     Long-term capital gain                                              --

Class Y
Distributions paid from:
     Tax return of capital                                               10
     Long-term capital gain                                              --

* When shares became publicly available.

As of May 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $        --
Accumulated gain (loss)                                        $(1,947,149)
Unrealized appreciation (depreciation)                         $(2,160,311)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
20 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment was made on Jan. 1, 2002 and covered the six month period beginning July 1, 2001. The adjustment increased the fee by $9,041 for the period ended May 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has an Investment Subadvisory Agreement with Lord Abbett & Co.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.17% for Class Y of the Fund's average daily net assets. In addition, for the period ended May 31, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and expenses to 1.34% for Class A and 1.11% for Class Y.

--------------------------------------------------------------------------------
21 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $1,098,671 for Class A, $19,600 for Class B and $495 for Class C for the period ended May 31, 2002.

During the period ended May 31, 2002, the Fund's custodian and transfer agency fees were reduced by $730 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $297,252,908 and $44,712,552, respectively, for the period ended May 31, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the period from June 18, 2001* to May 31, 2002 are as follows:

                                             Class A           Class B          Class C           Class Y
Sold                                       34,741,877        23,450,561        1,519,481               728
Issued for reinvested distributions            17,347                --               68                --
Redeemed                                   (1,763,871)         (945,618)         (17,029)               --
                                           ----------          --------          -------               ---
Net increase (decrease)                    32,995,353        22,504,943        1,502,520               728
                                           ----------        ----------        ---------               ---

* When shares became publicly available.

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended May 31, 2002.

6. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $1,947,149 as of May 31, 2002 that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.81
Income from investment operations:
Net investment income (loss)                                             .01
Net gains (losses) (both realized and unrealized)                       (.25)
Total from investment operations                                        (.24)
Less distributions:
Tax return of capital                                                   (.01)
Net asset value, end of period                                         $4.56

Ratios/supplemental data
Net assets, end of period (in millions)                                 $152
Ratio of expenses to average daily net assets(c),(e)                   1.34%(d)
Ratio of net investment income (loss) to average daily net assets       .30%(d)
Portfolio turnover rate (excluding short-term securities)                41%
Total return(i)                                                       (5.09%)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.81
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                       (.26)
Total from investment operations                                        (.27)
Net asset value, end of period                                         $4.54

Ratios/supplemental data
Net assets, end of period (in millions)                                 $102
Ratio of expenses to average daily net assets(c),(f)                   2.11%(d)
Ratio of net investment income (loss) to average daily net assets      (.46%)(d)
Portfolio turnover rate (excluding short-term securities)                41%
Total return(i)                                                       (5.61%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.81
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                       (.25)
Total from investment operations                                        (.26)
Net asset value, end of period                                         $4.55

Ratios/supplemental data
Net assets, end of period (in millions)                                   $7
Ratio of expenses to average daily net assets(c),(g)                   2.11%(d)
Ratio of net investment income (loss) to average daily net assets      (.46%)(d)
Portfolio turnover rate (excluding short-term securities)                41%
Total return(i)                                                       (5.39%)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.81
Income from investment operations:
Net investment income (loss)                                             .01
Net gains (losses) (both realized and unrealized)                       (.25)
Total from investment operations                                        (.24)
Net asset value, end of period                                         $4.57

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c),(h)                   1.11%(d)
Ratio of net investment income (loss) to average daily net assets       .56%(d)
Portfolio turnover rate (excluding short-term securities)                41%
Total return(i)                                                       (4.89%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.67% for the period ended May 31, 2002.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.43% for the period ended May 31, 2002.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.43% for the period ended May 31, 2002.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.49% for the period ended May 31, 2002.
(i)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
24 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Investments in Securities

AXP Partners Value Fund

May 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (95.7%)
Issuer                                                Shares            Value(a)

Aerospace & defense (2.1%)
Lockheed Martin                                       40,700          $2,525,435
United Technologies                                   43,800           3,016,506
Total                                                                  5,541,941

Airlines (2.0%)
AMR                                                  152,100(b)        3,186,495
Southwest Airlines                                   124,300           2,116,829
Total                                                                  5,303,324

Automotive & related (0.5%)
Delphi                                                78,400           1,234,800

Banks and savings & loans (10.1%)
Bank of New York                                      30,000           1,089,000
Bank One                                              68,500           2,783,155
FleetBoston Financial                                 67,400           2,375,176
J.P. Morgan Chase                                     84,800           3,048,560
Mellon Financial                                     124,900           4,633,790
Natl City                                             20,700             688,896
Wachovia                                             139,500           5,352,615
Wells Fargo                                          120,400           6,308,960
Total                                                                 26,280,152

Beverages & tobacco (3.4%)
Diageo ADR                                            54,100(c)        2,749,903
PepsiCo                                              120,500           6,263,590
Total                                                                  9,013,493

Chemicals (2.3%)
Praxair                                               48,500           2,716,000
Rohm & Haas                                           14,000             527,520
Waste Management                                     100,400           2,755,980
Total                                                                  5,999,500

Communications equipment & services (4.3%)
Lucent Technologies                                  141,000             655,650
Motorola                                             230,900           3,692,091
Teradyne                                              67,000(b)        1,814,360
Verizon Communications                               118,600           5,099,800
Total                                                                 11,261,901

Computer software & services (1.1%)
Autodesk                                              20,600             278,100
Lexmark Intl Cl A                                     10,700(b)          668,215
PeopleSoft                                            96,900(b)        1,987,419
Total                                                                  2,933,734

Computers & office equipment (4.2%)
Apple Computer                                       267,300(b)        6,228,090
Compuware                                            142,300(b)        1,048,751
EMC                                                  182,100(b)        1,320,225
First Data                                            29,600           2,344,320
Total                                                                 10,941,386

Electronics (0.8%)
Flextronics Intl                                      21,700(b,c)        287,091
Texas Instruments                                     60,300           1,728,801
Total                                                                  2,015,892

Energy (5.8%)
Exxon Mobil                                          329,000          13,136,970
TotalFinaElf ADR                                      24,700(c)        1,918,449
Total                                                                 15,055,419

Energy equipment & services (3.0%)
Baker Hughes                                         124,500           4,562,925
Schlumberger                                          65,700           3,392,748
Total                                                                  7,955,673

Financial services (2.9%)
Citigroup                                             98,900           4,270,502
Merrill Lynch                                         60,100           2,446,671
Morgan Stanley, Dean Witter & Co                      19,600             891,016
Total                                                                  7,608,189

Food (1.4%)
Archer-Daniels-Midland                                73,200           1,065,060
ConAgra Foods                                         51,600           1,269,876
Kellogg                                               34,100           1,251,470
Total                                                                  3,586,406

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care (6.2%)
Bristol-Myers Squibb                                  69,300          $2,156,616
Guidant                                               45,100(b)        1,804,000
Merck & Co                                            18,100           1,033,510
Pharmacia                                             83,000           3,584,770
Schering-Plough                                      160,900           4,255,805
Wyeth                                                 59,700           3,313,350
Total                                                                 16,148,051

Health care services (0.7%)
HCA                                                   37,000           1,817,810
McKesson HBOC                                          1,800              67,500
Total                                                                  1,885,310

Household products (1.5%)
Estee Lauder Cl A                                     19,900             731,325
Gillette                                              85,300           3,034,121
Intl Flavors/Fragrances                                5,100             173,706
Total                                                                  3,939,152

Industrial equipment & services (4.7%)
Caterpillar                                           21,900           1,144,713
Deere & Co                                           121,600           5,715,200
Illinois Tool Works                                   54,600           3,878,238
Parker-Hannifin                                       32,300           1,582,700
Total                                                                 12,320,851

Insurance (3.9%)
ACE                                                   30,100(c)        1,041,761
American Intl Group                                   95,048           6,365,365
Chubb                                                 17,800           1,337,848
Travelers Property Casualty Cl A                      76,100(b)        1,335,555
Total                                                                 10,080,529

Leisure time & entertainment (1.8%)
Viacom Cl B                                           93,800(b)        4,592,448

Media (5.8%)
Clear Channel Communications                          41,900(b)        2,230,337
Comcast Cl A                                          47,900(b)        1,348,864
Disney (Walt)                                        202,000           4,627,820
Gannett                                               33,000           2,501,400
Tribune                                              107,200           4,557,072
Total                                                                 15,265,493

Metals (1.6%)
Alcoa                                                118,900           4,159,122

Multi-industry conglomerates (3.4%)
3M                                                    20,700           2,596,401
Dover                                                 42,600           1,516,134
Xerox                                                526,500           4,722,705
Total                                                                  8,835,240

Paper & packaging (2.9%)
Bowater                                               55,300           2,896,614
Intl Paper                                           110,800           4,775,480
Total                                                                  7,672,094

Real estate investment trust (0.7%)
Plum Creek Timber                                     62,485           1,897,669

Retail (8.1%)
Gap                                                  132,400           1,929,068
Home Depot                                            43,800           1,826,022
Limited Brands                                       176,800           3,711,032
RadioShack                                            27,200             931,328
Safeway                                               48,200(b)        1,959,330
Staples                                              158,700(b)        3,345,396
Target                                               162,200           6,723,190
TJX Companies                                         31,900             672,771
Total                                                                 21,098,137

Textiles & apparel (1.2%)
Nike Cl B                                             60,300           3,241,125

Transportation (4.2%)
CSX                                                   86,100           2,961,840
Union Pacific                                         51,400           3,147,736
United Parcel Service Cl B                            79,800           4,818,324
Total                                                                 10,927,900

Utilities -- electric (4.2%)
Allegheny Energy                                      27,500             988,075
Dominion Resources                                    47,000           3,044,660
Duke Energy                                           85,600           2,740,056
Exelon                                                43,000           2,300,070
Public Service Enterprise Group                       44,800           2,028,544
Total                                                                 11,101,405

Utilities -- telephone (0.9%)
Qwest Communications Intl                             73,600             379,776
SBC Communications                                    57,100           1,957,959
Total                                                                  2,337,735

Total common stocks
(Cost: $250,718,180)                                                $250,234,071

Total investments in securities
(Cost: $250,718,180)(d)                                             $250,234,071

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of May 31, 2002, the value of foreign securities represented 2.3% of net assets.
(d) At May 31, 2002, the cost of securities for federal income tax purposes was $252,394,382 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 10,052,571
     Unrealized depreciation                                        (12,212,882)
                                                                    -----------
     Net unrealized depreciation                                   $ (2,160,311)
                                                                   ------------

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27 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Value Fund
Fiscal period ended May 31, 2002

Class A
Income distributions -- taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  0.00510*

Class C
Income distributions -- taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  0.00096*

Class Y
Income distributions -- taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  0.00475*

* Represents tax return of capital.

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28 AXP PARTNERS VALUE FUND -- ANNUAL REPORT

AXP Partners Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: AVLAX    Class B: AVFBX
Class C: AVUCX    Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6238 D (7/02)